BEN & JERRY'S HOMEMADE, INC.

                       NON-STATUTORY STOCK OPTION CONTRACT

1.       GRANT OF OPTION

         Ben & Jerry's Homemade, Inc., a Vermont corporation (the "Company"), has granted, by vote of the Compensation Committee of the Board of Directors of the Company (the "Committee"), to Michael Sands (the "Participant"), an option to purchase an aggregate of 35,000 shares of Class A Common Stock of the Company, $.033 par value (the "Common Stock" or the "Stock") (hereinafter referred to as the "Option" or the "Award"), at a price of $24.25 per share, purchasable as set forth in and subject to the terms and conditions of this Non-Statutory Stock Option Contract (the "Contract"). The Option is intended to be a non-statutory stock option and is not an ISO. The effective date of grant of this Option is the day the Participant joins the payroll of the Company (hereinafter referred to as the "Grant Date").

2.       PURPOSE OF OPTION

         In granting this Option, the Committee has determined that the Option will advance the interests of the Company by enhancing its ability to (a) attract and retain a Participant who is in a position to make significant contributions to the success of the Company and its subsidiaries and (b) encourage this Participant to take into account the long-term interests of the Company through ownership of shares of the Company's Stock. This Option is granted to induce the Participant to join the Company as an employee.

3.       EXERCISE OF OPTION

         (a)  EXERCISE SCHEDULE

         Except as otherwise provided in this Agreement, this Option may be exercised during the period ending ten (10) years after the Grant Date (hereinafter the "Expiration Date") on a cumulative basis as described below: on and after one year from the date in July 2000 which is the first anniversary of the Grant Date as to 25% of the Option; and thereafter, as to an additional 1/48 of the Option on the last day of each month, commencing with the month of August 2000, so that the Option becomes 100% exercisable on July 31, 2003.

4.       ADMINISTRATION

         This Contract will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee will have authority, not inconsistent with the express provisions of the Contract and in addition to other authority granted under the Contract, to (a) grant Awards at

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such time or times as it may choose;  (b)  determine  the size of each Option or other Award, including the number of shares of Stock subject to the Award; (c) determine the type or types of each Award; (d) determine the terms and conditions of each Award; (e) waive compliance by a Participant (as defined below) with any obligations to be performed by the Participant under an Award and waive any term or condition of an Award; (f) amend or cancel an existing Award in whole or in part (and if an Award is canceled, grant another Award in its place on such terms as the Committee shall specify but not by way of "option repricing" as defined in Section 6), or settle any Award by paying the cash value of the Stock otherwise issuable, except that the Committee may not, without the consent of the holder of an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder; (g) prescribe the form or forms of instruments that are required or deemed appropriate under the Contract, including any written notices and elections required of the Participant, and change such forms from time to time;
(h) adopt, amend and rescind rules and regulations for the administration of the Contract; and (i) interpret the Contract and decide any questions and settle all controversies and disputes that may arise in connection with the Contract. Such determinations and actions of the Committee, and all other determinations and actions of the Committee made or taken under authority granted by any provision of the Contract, will be conclusive and will bind all parties. Nothing in this paragraph shall be construed as limiting the power of the Board or the Committee to make adjustments under Section 7.3 or Section 8.6. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Contract may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

5.       SHARES SUBJECT TO THE CONTRACT

         Subject to the adjustment as provided in Section 8.6 below, the aggregate number of shares of Stock that may be delivered under the Contract will be 35,000. If any Award requiring exercise by the Participant for delivery of Stock terminates without having been exercised in full, or if any Award payable in Stock or cash is satisfied in cash rather than Stock, the number of shares of Stock as to which such Award was not exercised or for which cash was substituted will be available for future grants.

         Stock delivered under the Contract may be either authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Contract

6.       THE OPTION

              Exercise Price, etc. The exercise price of the Option has been determined by the Committee to be 26.5625, which is equal to the fair market value of the stock on June 24, 1999, the fair market value of the Stock at the time of grant by the Committee.

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         The Committee may not, notwithstanding any other provision of the Plan, reduce the exercise price of the Option at any time after the time of grant with or without the consent of the Participant, thereby prohibiting the cancellation of higher priced Options and the reissue of lower priced Options, i.e. repricing options. The Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised.

         Any exercise of the Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any documents required by the Committee and (2) payment in full in accordance with paragraph
(e) below for the number of shares for which the Option is exercised.

         Payment for Stock. Stock purchased on exercise of the Option must be paid for as follows: (1) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company, or (2) through the delivery of shares of Stock (which in the case of Shares acquired from the Company, have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the purchase price, or (3) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or
(4) if so permitted by the instrument evidencing the Option (or by the Committee on or after grant of the Option), by delivery of a promissory note of the Option holder to the Company, payable on such terms as are specified by the Board, or
(5) by any combination of the permissible forms of payment; provided, that if the Stock delivered upon exercise of the Option is an original issue of authorized but unissued Stock, at least so much of the exercise price as represents the par value of such Stock must be paid in cash. In the event that payment of the Option price is made under (2) above, the Committee may provide that the Option holder be granted an additional Option covering the numbers of shares surrendered, at an exercise price equal to the fair market value of a share of Stock on the date of surrender.

         Discretionary Payments. If the market price of shares of Stock subject to the Option exceeds the exercise price of the Option at the time of its exercise, the Committee may cancel the Option and cause the Company to pay in cash or in shares of Stock (at a price per share equal to the fair market value per share) to the person exercising the Option an amount equal to the difference between the fair market value of the Stock which would have been purchased pursuant to the exercise (determined on the date the Option is canceled) and the aggregate exercise price which would have been paid. The Committee may exercise its discretion to take such action only if it has received a written request from the person exercising the Option, but such a request will not be binding on the Committee.

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   EVENTS AFFECTING OUTSTANDING AWARDS

         7.1. Death and Total or Permanent Disability

         If a Participant dies or is totally or permanently disabled, the following will apply:

              (a) All Options held by the Participant immediately prior to death or total or permanent disability, as the case may be, to the extent then exercisable, may be exercised by the Participant's executor or administrator or the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, at any time within the one year period ending with the first anniversary of the Participant's death, or total or permanent disability, as the case may be (or such shorter or longer period as the Committee may determine), and shall thereupon terminate. In no event, however, shall the Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. Except as otherwise determined by the Committee, all Options held by a Participant immediately prior to death or total or permanent disability, as the case may be, that are not then exercisable shall terminate at the date of death or total or permanent disability, as the case may be.

         7.2. Termination of Service (Other Than By Death or Disability).

         If a Participant who is an Employee ceases to be an Employee for any reason other than death or total or permanent disability, as the case may be, or if there is a termination (other than by reason of death or total or permanent disability, as the case maybe) of the consulting, service or similar relationship in respect of which a non-Employee Participant was granted an Award hereunder (such termination of the employment or other relationship being herein referred to as a "Status Change"), the following will apply:

              (a) Except as otherwise determined by the Committee, all Options held by the Participant that were not exercisable immediately prior to the Status Change shall terminate at the time of the Status Change. Any Options that were exercisable immediately prior to the Status Change will continue to be exercisable for a period of three months (or such longer period as the Committee may determine), and shall thereupon terminate, unless the Option provides by its terms for immediate termination in the event of a Status Change. If the Status Change results from a discharge for cause, the Option will terminate if the Committee so determines in its discretion either before or after such termination of employment. In no event, however, shall the Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. For purposes of this paragraph, in the case of a Participant who is an Employee, a Status Change shall not be deemed to have resulted by reason of (i) a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Committee, so long as the Employee's right to reemployment is guaranteed either by statute or by contract, or (ii) a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which section 424(a) of the Code applies.

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         7.3 A    Change in Control Provision

         As used herein, a Change in Control and related definitions shall have the meanings as set forth in Section 7.3 C below.

         Immediately prior to the occurrence of a Change in Control,  the Option
shall  automatically   become  fully  exercisable  unless  the  Committee  shall
otherwise expressly provide at the time of grant.

         In addition to the foregoing and Section 6, the Committee may at any time prior to or after a Change in Control accelerate the exercisability of the Option.

         7.3 B    Certain Corporate Transactions.

         (a) In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the complete liquidation of the Company or the sale or transfer of substantially all of the Company's assets (a "Covered Transaction"), the Option will terminate as of the effective date of the Covered Transaction, provided that at least twenty (20) days prior to the effective date of any such merger, consolidation, liquidation or sale of assets, but subject to Paragraphs (c) and (d) below, the Committee shall make the Option exercisable immediately prior to consummation of such Covered Transaction (to the extent that the Option is not exercisable immediately prior to the consummation of the Covered Transaction pursuant to
Section 7.3 A).

         (b) If the Option is subject to performance or other conditions (other than conditions relating the mere passage of time and continued employment) which will not have been satisfied at the time of the Covered Transaction, the Committee may, in its sole discretion, remove such conditions. If it does not do so however, such Option will terminate, because the conditions have not been satisfied, as of the date of the Covered Transaction notwithstanding Paragraph
(a) above.

         (c) With respect to the outstanding Option held by the participant who, following the Covered Transaction, will be employed by a corporation which is a surviving or acquiring corporation in such transaction or an affiliate of such a corporation, the Committee may, in lieu of the action of the Committee described in Paragraphs (a) above or in addition to any Option being exercisable immediately prior to consummation of the Covered Transaction pursuant to Section 7.3A above, arrange to have such surviving or acquiring corporation or affiliate assume the Option or grant to the Participant a replacement Option which, in the judgment of the Committee, is substantially equivalent to the Option

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         7.3 C Change in Control and Related Definitions.

         A "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

         (a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities; or

         (b) during any period of not more than two consecutive years (not including any period prior to October 26, 1994), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in Clause (a), (c) or (d) of Section
7.3 C) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

         (c) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than

              (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) 60% or more of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or

              (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires 35% or more of the combined voting power of the Company's then outstanding securities; or

         (d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

         Notwithstanding the foregoing provisions of this Section 7.3C, a "Change in Control" will not be deemed to have occurred solely because of (i) the ownership or acquisition of securities of the Company (or any reporting requirement under the Securities Exchange Act of 1934) relating thereto) by an employee benefit plan maintained by the Company for the benefit of employees or by ownership or acquisition (whether accomplished by merger, consolidation, purchase or otherwise) by any of Ben Cohen, Jerry Greenfield, Jeffrey Furman and Perry Odak or their "affiliates" or "associates" (as such terms are defined in Rule 12b-2 under the Act) or members of their families (or trusts for their benefit) or charitable trusts established by any of them and/or other related management group.

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     In the  foregoing  provisions  of this Section 7.3 C, the  following  terms shall have the meanings set forth below:

         "Person" shall have the meaning given in Section 3 (a) (9) of the Securities Exchange Act of 1934, as modified and used in Sections 13 9d and 14
(d) thereof; however, a Person shall not include

              (1) the Company or any controlled subsidiary of the Company,

     (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or

              (3) a corporation or other entity owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

              "Beneficial Owner" shall have the meaning defined in Rule 13d-3 under the Securities Exchange Act of 1934 as amended from time to time.

8.       GENERAL PROVISIONS

         8.1. Documentation of Awards.

         The Option will be evidenced by such written instruments, if any, as may be prescribed by the Committee from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

         8.2. Rights as a Stockholder, Dividend Equivalents.

       Except as specifically provided by this Contract, the receipt of the Option will not give a Participant rights as a stockholder; the participant will obtain such rights, subject to any limitations imposed by the Plan or the instrument evidencing the Option, upon actual receipt of Stock. However, the Committee may, on such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any or all Stock subject to the Participant's Option had such Stock been outstanding. Without limitation, the Committee may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

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         8.3. Conditions on Delivery of Stock.

         The Company will not be obligated to deliver any shares of Stock pursuant to this Contract or to remove restriction from shares previously delivered under the Option until all conditions of the Option have been satisfied or removed, (b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulation have been complied with, (c) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

         If the Option is exercised by the Participant's legal representative, the Company will be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

         8.4. Tax Withholding.

         The Company will withhold from any cash payment made pursuant to the Option an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements").

         In the case of an Option pursuant to which Stock may be delivered, the Committee will have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Stock. If and to the extent that such withholding is required, the Committee may permit the Participant or such other person to elect at such time and in such manner as the Committee provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirement.

         8.5. Nontransferability of the Option.

         The Option may not be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime the Option may be exercised only by him or her (or in the event of the Participant's incapacity, the person or persons legally appointed to act on the Participant's behalf).

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         8.6. Adjustments in the Event of Certain Transactions.

         (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution to common stockholders other than normal cash dividends, after the effective date of this Contract, the Committee will make any appropriate adjustments to the maximum number of shares that may be delivered under this Contract under Section 5 above.

         (b) In any event referred to in paragraph (a), the Committee will also make any appropriate adjustments to the number and kind of shares of stock or securities subject to the Option then outstanding or subsequently granted, any exercise prices relating to the Option and any other provision of the Option affected by such change. The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Committee that adjustments are appropriate to avoid distortion in the operation of this Contract.

         8.7. Employment Rights, Etc.

         Neither the adoption of this Contract nor the grant of the Option will confer upon any person any right to continued retention by the Company or any subsidiary as an Employee or otherwise, or affect in any way the right of the Company or subsidiary to terminate an employment, service or similar relationship at any time. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in the Option granted under this Contract will not constitute an element of damages in the event of termination of an employment, service or similar relationship even if the termination is in violation of an obligation of the Company to the Participant.

         8.8. Fair Market Value

         For purposes of this Contract, fair market value of a share of Stock on any date will be the average of the bid and asked prices in the over-the-counter market with respect to such Stock, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other similar system then in use; or, if on any such date such Stock is not quoted by any such organization, the average of the closing bid and asked prices with respect to such Stock, as furnished by a professional market maker making a market in such Stock selected by the Committee; or if such prices are not available, the fair market value of such Stock as of such date as determined in good faith by the Committee; or, where necessary, in order to achieve the intended Federal income tax result, the value of a share of Stock as determined by the Committee in accordance with the applicable provisions of the Code.

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9.       EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND
         TERMINATION

         Neither adoption of this Contract nor the grant of the Option to the Participant will affect the Company's right to grant to such Participant cash or Stock awards that are not subject to this Contract, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock be issued to Employees.

         The Committee may at any time or times amend this Contract (and the Committee may amend any outstanding Option) for any purpose which may at the time be permitted by law, provided that (except to the extent expressly required or permitted by this Contract) no such amendment may adversely affect the rights of any Participant (without the Participant's consent) under the Option.

         This Option shall be governed by and construed in accordance with the laws of the State of Vermont.

                                                  BEN & JERRY'S HOMEMADE, INC.

                                                  By: /s/Frances Rathke
                                                  ---------------------
                                                  Chief Financial Officer

PARTICIPANT'S ACCEPTANCE

         The undersigned hereby accepts the foregoing Option and agrees to the terms and conditions thereof.

                                                  PARTICIPANT:

                                         Signature:/s/Michael A. Sands
                                         -----------------------------